UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2024 (November 20, 2023)

Zevra Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ZVRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On November 20, 2023, Zevra Therapeutics, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting on that date, that the Company completed the acquisition of Acer Therapeutics Inc., which is now a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends the Original Form 8-K to include the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01          Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The historical audited financial statements of Acer Therapeutics Inc. as of December 31, 2022, and 2021 and for each of the years ended December 31, 2022, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm issued by BDO USA, LLP (n/k/a BDO USA, P.C.), dated March 27, 2023, are filed hereto as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited financial statements of Acer Therapeutics Inc.  as of and for the nine months ended September 30, 2023, as well as the accompanying notes thereto, are filed hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2023, and the unaudited pro forma condensed combined balance sheet of the Company as of the nine months ended September 30, 2023, and the notes related thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference. The unaudited pro forma condensed combined financial information combines the Company’s financial statements with Acer Therapeutics Inc.'s financial statements.

(d)     Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, P.C., Independent Registered Public Accounting Firm.
99.1	Financial Statements of Acer Therapeutics Inc. as of December 31, 2022 and 2021 and for each of the years in the period ended December 31, 2022 and Report of Independent Registered Public Accounting Firm (incorporated herein by reference to the Registrant’s Registration Statement on Form S-4 as filed with the SEC on September 29, 2023).
99.2	Unaudited Financial Statements of Acer Therapeutics Inc. as of and for the nine months ended September 30, 2023 (incorporated herein by reference to Part I – Financial Information – Item 1. in the Acer Therapeutics Inc. Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, as filed with the SEC on November 20, 2023).
99.3	Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the nine months ended September 30, 2023 and Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zevra Therapeutics, Inc.

Date: February 2, 2024	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer